UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported:  January 15, 2008

                         AMR CORPORATION                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement

On January 15, 2008, the Compensation Committee of the Board of Directors of AMR Corporation (the “Corporation”) approved the 2008 Annual Incentive Plan (the “AIP”) for American Airlines, Inc. ("American").  All U.S. based employees of American are eligible to participate in the AIP (including the Corporation’s executive officers).  The AIP is American's annual bonus plan and provides for the payment of awards in the event certain financial and/or customer service metrics are satisfied, as further described in the AIP.  A copy of the AIP is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1 2008 Annual Incentive Plan for American

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            AMR CORPORATION

     /s/ Kenneth W. Wimberly
     Kenneth W. Wimberly
     Corporate Secretary

Dated:  January 22, 2008

EXHIBIT INDEX

      Exhibit        Description

99.1	2008 Annual Incentive Plan for American